UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 18, 2004



                         LIQUIDMETAL TECHNOLOGIES, INC.
             (Exact name of Registrant as Specified in its Charter)



           Delaware                         000-31332            20-0121262
(State or other jurisdiction of     (Commission File Number)  (I.R.S. Employer
incorporation or organization)                               Identification No.)


                        25800 Commercentre Dr., Suite 100
                              Lake Forest, CA 92630
               (Address of Principal Executive Offices; Zip Code)

       Registrant's telephone number, including area code: (949) 206-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

? Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425) ? Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12) ? Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2-(b)) ? Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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                         LIQUIDMETAL TECHNOLOGIES, INC.

                                    FORM 8-K


Item 7.01.  Regulation FD Disclosure.

The following information is being furnished under Item 7.01 of Form 8-K: Press release by Liquidmetal Technologies, Inc. announcing status of the company's external audit and Form 10-K filing. A copy of this press release is attached as
Exhibit 99.1 to this Form 8-K.


                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.

                                        LIQUIDMETAL TECHNOLOGIES, INC.



                                        By: /s/ John Kang
                                            ------------------------------------
                                             John Kang
                                             Chairman, President, and Chief
                                                Executive Officer


Date:  October 18, 2004




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                                  EXHIBIT INDEX


     Exhibit Number                    Description

         99.1           --   Press Release, dated October 18, 2004.


















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